                                                                    EXHIBIT 10.2
                         REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 3, 1997

                                 by and between

                          FORMAN PETROLEUM CORPORATION

                                      and

                           JEFFERIES & COMPANY, INC.

                    --------------------------------------

                      SERIES A CUMULATIVE PREFERRED STOCK

                                      and

                     200,000 COMMON STOCK PURCHASE WARRANTS

                               TABLE OF CONTENTS
                               -----------------

                                                                                            Page
                                                                                            ----
1.   Definitions.........................................................................     1
     -----------

2.   Shelf Registration...................................................................    4
     ------------------

3.   Shelf Registration Procedures........................................................    5
     -----------------------------

4.   Shelf Registration Expenses..........................................................   10
     ---------------------------

5.   Indemnification......................................................................   10
     ---------------

6.   Rules 144 and 144A...................................................................   13
     ------------------

7.   Underwritten Registrations of Registrable Securities.................................   13
     ----------------------------------------------------

8.   Registration of Registrable Securities...............................................   14
     --------------------------------------

9.   Miscellaneous........................................................................   16
     -------------
     (a)    No Inconsistent Agreements....................................................   16
            --------------------------
     (b)    Adjustments Affecting Registrable Shelf Securities or Registrable Securities..   17
            ----------------------------------------------------------------------------
     (c)    Amendments and Waivers........................................................   17
            ----------------------
     (d)    Notices.......................................................................   17
            -------
     (e)    Successors and Assigns........................................................   18
            ----------------------
     (f)    Counterparts..................................................................   18
            ------------
     (g)    Headings......................................................................   18
            --------
     (h)    Governing Law.................................................................   18
            -------------
     (i)    Severability..................................................................   18
            ------------
     (j)    Securities Held by the Issuer or Its Affiliates...............................   19
            -----------------------------------------------
     (k)    Third Party Beneficiaries.....................................................   19
            -------------------------
     (1)    Entire Agreement..............................................................   19
            ----------------

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered into as of June 3, 1997, by and between Forman Petroleum Corporation, a Louisiana corporation (the "Company" or the "Issuer"), and Jefferies & Company, Inc. (the "Initial Purchaser").

     This Agreement is entered into in connection with the Purchase Agreement, dated June 3, 1997, by and between the Company and the Initial Purchaser (the "Purchase Agreement") which provides for, among other things, the issuance and sale to the Initial Purchaser of 200,000 units (the "Units"), each consisting of one share of the Company's Series A Cumulative Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), and one warrant (collectively, the "Warrants") to purchase 0.07267 shares of common stock, no par value, of the Company (the "Common Stock"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Units under the Purchase Agreement.

     The parties hereby agree as follows:

1.   Definitions
     -----------

     As used in this Agreement, the term "day", unless otherwise expressly provided, shall mean a calendar day and following terms shall have the following meanings:

     Advice:  See the last paragraph of Section 5.

     Agreement:  See the first introductory paragraph to this Agreement.

     Series A Preferred Stock: See the second introductory paragraph to this Agreement.

     Business Day: A day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York or Hartford, Connecticut are required to be closed.

     Common Stock:  See the second introductory paragraph to this Agreement.

     Company:  See the first introductory paragraph to this Agreement.

     Effectiveness Period:  See Section 2(a).

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Holder: Any registered holder of Registrable Shelf Securities or Registrable Securities.

     Indemnified Person:  See Section 5(c).

     Indemnifying Person:  See Section 5(c).

     Initial Purchaser:  See the first introductory paragraph to this Agreement.

     Initial Shelf Registration:  See Section 2(a).

     Inspectors:  See Section 3(o).

     IPO Effectiveness Date:  See Section 8(a).

     Issue Date: The date on which the Units were sold to the Initial Purchaser pursuant to the Purchase Agreement.

     Issuer:  See the first introductory paragraph to this Agreement.

     NASD:  National Association of Securities Dealers, Inc.

     Participant:  See Section 5(a).

     Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

     Piggy-Back Registration:  See Section 8(a).

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shelf Securities or the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     Purchase Agreement: See the second introductory paragraph to this Agreement.

     Records:  See Section 3(o).

     Registrable Shelf Securities: Any of (i) the shares of Series A Preferred Stock included in the Units and (ii) any other securities issued or issuable with respect to any such Series A Preferred Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     Registrable Securities: Any of (i) the Warrant Shares (whether or not the related Warrants have been exercised) and (ii) any other securities issued or issuable with respect to any Warrant Shares by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement, (ii) such securities are eligible for sale to the public pursuant to Rule 144(k) (or an similar provision then in force, but not Rule 144A) or are all otherwise eligible for sale under Rule 144 by such Holder in the current calendar quarter, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or
(iv) such securities shall have ceased to be outstanding.

     Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 8 of this Agreement, including, without limitation, all SEC and stock exchange or NASD registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), preparing, printing, filing, duplicating and distributing a Warrants Registration Statement and the related Prospectus, the cost of printing stock certificates, the cost and charges of any transfer agent, rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of any counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers or securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Selling Holders), fees and expenses of one counsel for the Selling Holders and other reasonable out-of-pocket expenses of the Selling Holders.

     Registration Statement: Any appropriate registration statement of the Issuer filed with the SEC under the Securities Act that covers any of the Registrable Shelf Securities or the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Selling Holder: A Holder who is selling Registrable Securities in accordance with Section 8 hereof.

     Shelf Registration:  See Section 2(b).

     Subsequent Shelf Registration:  See Section 2(b).

     Underwritten registration or underwritten offering: A registration in which securities of one or more of the issuers are sold to an underwriter for reoffering to the public.

     Units:  See the second introductory paragraph to this Agreement.

     Warrants:  See the second introductory paragraph to this Agreement.

     Warrant Shares: The shares of Common Stock issuable upon exercise of the Warrants.

2.   Shelf Registration
     ------------------

     (a) Shelf Registration. The Issuer shall use its best efforts to file with the SEC, within 60 days after the Issue Date, a "Shelf" Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Shelf Securities (the "Initial Shelf Registration"), and shall use its best efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act within 120 days after the Issue Date. The Initial Shelf Registration shall be on Form S-l or another appropriate form permitting registration of such Registrable Shelf Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuer shall not permit any securities other than the Registrable Shelf Securities to be included in any Shelf Registration (as defined below). The Issuer shall use its best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date or such earlier date as may be then authorized under Rule 144(k) under the Securities Act (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Shelf Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or are otherwise eligible for sale under Rule 144 by the Holders without restriction by virtue of the operation of the volume limitations set forth in such Rule or (ii) a Subsequent Shelf Registration (as defined below) covering all of the Registrable Shelf Securities has been declared effective under the Securities Act.

     (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuer shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend such Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file (and cause any then existing Subsidiary Guarantor to file) an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Shelf Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuer shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registrations was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

     (c) Supplements and Amendments. The Issuer shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate liquidation amount of the shares of Series A Preferred Stock covered by such Shelf Registration (or, if no such shares are so covered, then by the Holders of a majority of the other securities covered thereby) or by any underwriter of such securities.

3.   Shelf Registration Procedures
     -----------------------------

     In connection with the filing of any Registration Statement pursuant to
Section 2 hereof, the Issuer shall effect such registration to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any such Registration Statement filed by the Issuer hereunder, the Issuer shall:

          (a) Before filing any Registration Statement, the Issuer shall, if requested, furnish to and afford the Holders of the Registrable Shelf Securities, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Issuer shall not file any such Registration Statement or any amendments or supplements thereto if the Holders of a majority in aggregate liquidation amount of the shares of Series A Preferred Stock covered by such Registration Statement (or, if no such shares are so covered, then by the Holders of a majority of the other securities covered thereby), their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the selling Holders of Registrable Shelf Securities, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any

     Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Shelf Securities the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement) contemplated by Section 3(n) hereof cease to be true and correct, (iv) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Shelf Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of any of the Issuer's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Shelf Securities for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible date.

          (e) If requested by the managing underwriters, if any, or the Holders of a majority in aggregate liquidation amount of the shares of Series A Preferred Stock being sold in connection with an underwritten offering (or, if no such shares are being so sold, then by the Holders of a majority of the other securities being so sold), (i) promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f) Furnish to each selling Holder of Registrable Shelf Securities who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) Deliver to each selling Holder of Registrable Shelf Securities, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Shelf Securities, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Shelf Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Shelf Securities, to use its best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Shelf Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shelf Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriter or underwriters, if any, reasonably request in writing; provided that where Registrable Shelf Securities are offered other than through an underwritten offering, the Issuer agrees to cause its counsel to perform Blue Sky investigations and file any registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shelf Securities covered by the applicable Registration Statement; provided that the Issuer shall not be required to
     (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the selling Holders of Registrable Shelf Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shelf Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Shelf Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j) Use its best efforts to cause the Registrable Shelf Securities covered by any Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Shelf Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuer will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) Upon the occurrence of any event contemplated by paragraph 3(c)(v) or 3(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 3(a) hereof) file with the SEC, at the expense of the Issuer, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shelf Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (1) Use its best efforts to cause any Series A Preferred Stock covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate liquidation amount of the shares of Series A Preferred Stock covered by such Registration Statement or the managing underwriter or underwriters, if any.

          (m)  [Intentionally omitted]

          (n) In connection with an underwritten offering of Registrable Shelf Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Registrable Shelf Securities and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Shelf Securities and, in such connection, (i) make such representations, warranties to, and covenants with, the underwriters, with respect to the business of the Issuer and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of securities similar to the Registrable Shelf Securities, and confirm the same in writing if and when requested; (ii) obtain the opinion of counsel to the Issuer and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Registrable Shelf Securities and such other matters as may be reasonably requested by underwriters; (iii) obtain copies of "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Registrable Shelf Securities and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o) Make available for inspection by any selling Holder of such Registrable Shelf Securities being sold, any underwriter participating in any such disposition of Registrable Shelf Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records and pertinent corporate documents of the Issuers and their respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Such

     Records shall be kept confidential by each Inspector and shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder. Each selling Holder of such Registrable Shelf Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Registrable Shelf Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer to undertake appropriate action to prevent disclosure of the Records deemed confidential at their expense.

          (p)  [Intentionally omitted.]

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to the securityholders of the Company earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Shelf Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r)  [Intentionally omitted.]

          (s)  [Intentionally omitted.]

          (t) Cooperate with each seller of Registrable Shelf Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Shelf Securities and their respective counsel in connection with any filings required to be made with the NASD.

          (u) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Shelf Securities covered by a Registration Statement contemplated hereby.

     The Issuer may require each seller of Registrable Shelf Securities as to which any registration is being effected to furnish to the Issuer such information regarding such seller and the distribution of such Registrable Shelf Securities as the Issuers may, from time to time, reasonably request. The Issuer may exclude from such registration the Registrable Shelf Securities of any seller who fails to furnish such information within a reasonable time (which time in no event shall exceed 30 days) after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such seller not materially misleading.

     Each Holder of Registrable Shelf Securities agrees by acquisition of such Registrable Shelf Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iv), 3(c)(v), or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Shelf Securities covered by a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice") by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Issuer, such Holder will deliver to the Issuer all copies, other than permanent file copies, then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of the receipt of such notice.

4.   Shelf Registration Expenses
     ---------------------------

     (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer (other than Registration Expenses, which are dealt with exclusively in Section 8 hereof) shall be borne by the Issuer, whether or not a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws as provided in Section 3(h) hereof, (ii) printing expenses, including, without limitation, expenses of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate liquidation amount of the shares of Series A Preferred Stock included in any Registration Statement (or, if no such shares are so included, then by the Holders of a majority of the other securities included therein), as the case may be, (iii) reasonable messenger, telephone and delivery expenses incurred in connection with any Shelf Registration, (iv) fees and disbursements of counsel for the Issuer and reasonable fees and disbursements of special counsel for the sellers of Registrable Shelf Securities (subject to the provisions of Section 4(b)), (v) fees and disbursements of all independent certified public accountants referred to in Section 3(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Issuer desires such insurance, (viii) fees and expenses of all other Persons retained by the Issuers, (ix) internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees of the Issuer performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

     (b) In connection with any Shelf Registration hereunder, the Issuer shall reimburse the Holders of the Registrable Shelf Securities being registered in such registration for the fees and disbursements, not to exceed $25,000, of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate liquidation amount of the shares of Series A Preferred Stock to be included in such Shelf Registration (or, if no such shares are so included, then by the Holders of a majority of the other securities included therein) and other out-of-pocket expenses of Holders of Registrable Shelf Securities incurred in connection with the registration and sale of Registrable Shelf Securities.

5.   Indemnification
     ---------------

     (a) The Issuer agrees to indemnify and hold harmless each Holder of Registrable Shelf Securities and each Holder of Registrable Securities, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuer in writing by or on behalf of such Participant expressly for use therein; provided, however, that the Company will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Shelf Securities or Registrable Securities which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Shelf Securities or Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuer with Section 3 of this Agreement.

     (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuer, its directors and officers and each Person who controls the Issuer within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to each Participant, but only with reference to information relating to such Participant furnished to the Issuer in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Shelf Securities or Registrable Securities giving rise to such obligations.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there is a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly after receipt of the invoice therefor as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of the securities sold by all such Participants and any such separate firm for the Issuer, its directors, its officers and such control Persons of the Issuer shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there is a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of an Indemnified Person.

     (d) If the indemnification provided for in the first and second paragraphs of this Section 5 is unavailable (other than by reason of the exceptions specifically provided therein) to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Registrable Shelf Securities or Registrable Securities, as the case may be, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions (or alleged statements or omissions) that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or by the Participants or such other Indemnified Person, as the case may be, on the other, such Persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.

     (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Shelf Securities or Registrable Securities, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnity and contribution agreements contained in this Section 5 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

6.   Rules 144 and 144A
     ------------------

     The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder of Registrable Shelf Securities or Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A. The Issuer further covenants, for so long as any Registrable Shelf Securities or Registrable Securities remain outstanding, to make available to any Holder or beneficial owner thereof in connection with any sale thereof and any prospective purchaser of such Registrable Shelf Securities or Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Shelf Securities or Registrable Securities pursuant to Rule 144A.

7.   Underwritten Registrations of Registrable Securities
     ----------------------------------------------------

     If any of the Registrable Shelf Securities covered by any Shelf Registration is to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate liquidation amount of the shares of Series A Preferred Stock included in such offering (or, if no such shares are so included, then by the Holders of a majority of the other securities included therein) and reasonably acceptable to the Issuer.

     No Holder of Registrable Shelf Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Shelf Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   Registration of Registrable Securities
     --------------------------------------

     (a) Shelf Registration of Registrable Securities. The Company shall, within 90 days after the effectiveness date (the "IPO Effectiveness Date") of a registration statement filed with the Commission in connection with an initial public offering of the Common Stock, use its best efforts to (a) file a shelf registration statement covering resales of the Registrable Securities (the "Warrant Shares Shelf Registration Statement"), (b) cause the Warrant Shares Shelf Registration Statement to be declared effective under Securities Act and
(c) keep effective the Warrant Shares Shelf Registration Statement until the earlier of one year after the IPO Effectiveness Date (or such earlier date as may be authorized under Rule 144(k), as it may be amended from time to time) or such time as all of the applicable Registrable Securities have been sold thereunder or are otherwise eligible for sale under Rule 144 under the Securities Act. The Company shall, in the event that a Warrant Shares Shelf Registration Statement is filed, provide to each Holder copies of the prospectus that is a part of the Warrant Shares Shelf Registration Statement, notify each such Holder when the Warrant Shares Shelf Registration Statement for the Registrable Securities has become effective and take certain other actions as are required to permit unrestricted resales of the Registrable Securities. The Company shall require a Holder that sells Registrable Securities pursuant to the Warrant Shares Shelf Registration Statement to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, and any such Holder shall be bound by the provisions of this Agreement that are applicable to such a Holder (including certain indemnification rights and obligations). Each holder of the Registrable Securities shall deliver information to be used in connection with the Warrant Shares Shelf Registration Statement and provide comments on the Warrant Shares Shelf Registration Statement within the time periods set forth in this Agreement in order to have its Registrable Securities included in the Warrant Shares Shelf Registration Statement.

     (b) Piggy-Back Registration of Registrable Securities. If at any time after the Issue Date the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any holders of its Common Stock (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC), (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the

Company's existing securityholders or (iii) any Registration Statement pursuant to Section 2 hereof), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each Holder may request in writing within 20 days after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until at least the earlier of (A) an aggregate of 180 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its best efforts to cause the managing underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 8 by giving written notice to the Company of its request to withdraw at any time prior to the filing of such Registration Statement with the SEC. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 8, and each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Piggy-Back Registration effected pursuant to this
Section 8.

          No registration effected under this Section 8, and no failure to effect a registration under this Section 8, shall relieve the Company of its obligation to effect a registration pursuant to Section 2 hereof, and no failure to effect a registration under this Section 8 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

     (b) Priority in Piggy-Back Registration. In a registration pursuant to this Section 8 involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, provided that no securities proposed to be registered by the Company have been excluded from such registration, the securities which have been requested to be included in such registration by the Selling Holders and by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments to "piggy-back" registration rights of the Company entered into prior to, and in existence on, the date hereof (pro rata based on the amount of securities sought to be registered by such Persons), and (iii) third, provided that no securities sought to be included by the Selling Holders or such Persons have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company entered into subsequent to the date hereof (pro rata based on the amount of securities sought to be registered by such Persons); and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, provided that no securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for such registration have been excluded from such registration, the securities requested to be included in such registration by the Selling Holders pursuant to this Agreement and by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments to "piggy-back" registration rights of the Company entered into prior to, and in existence on, the date hereof (pro rata based on the total amount of securities sought to be included by such Persons), (iii) third, provided that no securities sought to be included by the Selling Holders or such Persons have been excluded from such registration, securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments entered into subsequent to the date hereof (pro rata based on the amount of securities sought to be registered by such Persons) and (iv) fourth, provided that no securities sought to be included by other Persons entitled to exercise "piggy-back" registration rights pursuant to such contractual commitments have been excluded from such registration, any securities which the Company proposes to register.

     (c) Suspension of Sales, etc. Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the effectiveness of, or suspend the rights of any Holders to make sales purchase to any Registration Statement otherwise required to be prepared, filed and made and kept effective by it under this Section 8; provided, however, that the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 120 days after the date of the determination of the Board of Directors referred to in the next sentence. Such postponement or suspension may only be effected if the Board of Directors of the Company determines in good faith that the effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential. If the Company shall so postpone the effectiveness of, or suspend the rights of any Holders of Registrable Securities to make sales pursuant to, a Registration Statement, it shall, as promptly as possible, notify any Selling Holders of such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the effectiveness of a Registration Statement, upon the affirmative vote of Selling Holders of not less than a majority of the Registerable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period referred to in Section 8(a) hereof equal to the number of days of the suspension.

     (d) Exclusion of Registrable Securities. The Company shall not be required by this Section 8 to include Registrable Securities in a Piggy-Back Registration if (i) in the written opinion of counsel to the Company, addressed to the Holders of Registrable Securities and delivered to them, the Holders of such Registrable Securities seeking registration would be free to sell all such Registrable Securities within the current calendar quarter without registration under Rule 144, which opinion may be based in part upon the representation by the Holders of such Registrable Securities seeking registration, which representation shall not be unreasonably withheld, that each such Holder is not an affiliate of the Company within the meaning of the Securities Act, and (ii) all requirements under the Securities Act for effecting such sales are satisfied at such time.

     (e) Obligations of Selling Holders.  The Company's obligations under this
Section 8 shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of a Registration Statement.

     (f) No Special Audit. The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Section 8 or Section 2 unless such audit is requested by the underwriters with respect to such registration.

9.   Miscellaneous
     -------------

      (a) No Inconsistent Agreements. The Issuer has not entered, as of the date hereof, and the Issuer shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Shelf Securities or Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Issuer has not entered and will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Shelf Registration.

      (b) Adjustments Affecting Registrable Shelf Securities or Registrable Securities. The Company shall not, directly or indirectly, take any action with respect to the Registrable Shelf Securities or Registrable Securities as a class that would adversely affect the ability of the Holders to include such Registrable Shelf Securities or Registrable Securities in a registration undertaken pursuant to this Agreement.

      (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of in circumstances that would adversely affect any Holders of Registrable Shelf Securities or Registrable Securities, the Holders of a majority in interest of the Registrable Shelf Securities or Registrable Securities, as the case may be; provided, however, that Section 5 and this
Section 9(c) may not be amended, modified or supplemented without the prior written consent of each Holder (including any Person who was a Holder of Registrable Shelf Securities or Registrable Securities, as the case may be, disposed of pursuant to any Registration Statement).

      (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          1. if to a Holder of Registrable Shelf Securities or Registrable Securities, at the most current address of such Holder set forth on the records of the registrar of the Warrants or the Series A Preferred Stock, with a copy in like manner to the Initial Purchaser as follows:

               JEFFERIES & COMPANY, INC.
               Two Houston Center
               909 Fannin St., Suite 3100
               Houston, Texas  77010
               Facsimile No.: (713) 650-8730
               Attention: Robert W. Carington

          with a copy to:

               Fulbright & Jaworski L.L.P.
               1301 McKinney, Suite 5100
               Houston, Texas  77010
               Facsimile No.: (713) 651-5246
               Attention:  Charles L. Strauss

          2. if to the Initial Purchaser, at the address specified in Section 11(d)(1):

          3.  if to the Issuer, as follows:

               Forman Petroleum Corporation
               650 Poydras Street, Suite 2200
               New Orleans, Louisiana  70130-6101
               Facsimile No.: (504) 522-1796
               Attention: President

          with copies to:

               Vinson & Elkins L.L.P.
               2300 First City Tower
               1001 Fannin
               Houston, Texas  77002-6760
               Facsimile No.: (713) 615-5437
               Attention: Alan P. Baden

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the United States mail, postage prepaid, if mailed, one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

      (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that the provisions of this Agreement relating to registration rights shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless such successor or assign holds Registrable Shelf Securities or Registrable Securities.

      (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (H) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COMPETENT COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (j) Securities Held by the Issuer or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shelf Securities or Registrable Securities is required hereunder, Registrable Shelf Securities or Registrable Securities, as the case may be, held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (k) Third Party Beneficiaries. Holders are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

      (1) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Issuer on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         FORMAN PETROLEUM CORPORATION



                         By:   /s/ McLain J. Forman
                             -------------------------------------------------
                                 McLain J. Forman
                                 Chairman of the Board,
                                 Chief Executive Officer and President


                         JEFFERIES & COMPANY, INC.



                         By:   /s/ Robert W. Carington
                             -------------------------------------------------
                                 Robert W. Carington
                                 Senior Vice President